SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment Number 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 CROSSPOINT PARKWAY GETZVILLE, NEW YORK	14068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging Growth Company

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Columbus McKinnon Corporation (the "Company") filed a Form 8-K on January 31, 2017, reporting, among other things, the Company's acquisition of STAHL CraneSystems business (STAHL). The acquisition of STAHL is referred to as the "Acquisition" throughout this document. The Company did not file financial statements of STAHL or any pro forma financial information at that time in accordance with the authority granted by Item 9.01 of Form 8-K. The Company is amending the previously filed 8-K and is now filing audited combined financial statements of STAHL as of and for the years ended December 31, 2016 and December 31, 2015 and the pro forma financial information, respectively, required by Items 9.01(a) and 9.01(b). The Company therefore hereby amends the following items of its Form 8-K filed January 31, 2017 as follows:
Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements for Businesses Acquired.
The audited financial statements of STAHL as of and for the years ended December 31, 2016 and December 31, 2015 are furnished as Exhibit 99.1 and incorporated in its entirety herein by reference.

(b)	Pro Forma Financial Information.
The unaudited pro forma financial information as of and for the nine-month period ended December 31, 2016, and for the year ended March 31, 2016, is furnished as Exhibit 99.2 and incorporated in its entirety herein by reference.

(c)	Shell Company Transactions - Not Applicable

(d)	Exhibits

23.1	Consent of Independent Auditors

99.1	Audited financial statements of STAHL as of and for the years ended December 31, 2016 and December 31, 2015

99.2
Unaudited pro forma condensed combined financial statements of the Company giving effect to the acquisition of STAHL as of and for the nine-month period ended December 31, 2016, and for the year ended March 31, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title	Vice President Finance and Chief Financial Officer (Principal Financial Officer)
Dated: April 13, 2017

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Independent Auditors
99.1	Audited financial statements of STAHL as of and for the years ended December 31, 2016 and December 31, 2015
99.2
Unaudited pro forma condensed combined financial statements of the Company giving effect to the acquisition of STAHL as of and for the nine-month period ended December 31, 2016, and for the year ended March 31, 2016.

4